UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 9, 2005

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SAVINGS PLAN

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13782	25-1615902
(Commission File Number)	(IRS Employer Identification No.)

1001 Airbrake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountants.

On June 9, 2005, the Westinghouse Air Brake Technologies Corporation Savings Plan (the “Plan”) changed its auditors for year-end 2004. The Westinghouse Air Brake Technologies Corporation Pension Committee approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as the independent public accountants for the Plan.

Ernst & Young’s audit reports on the Plan’s financial statements for each of the past two fiscal years ended December 31, 2003 and December 31, 2002 did not contain any adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2003 and December 31, 2002, and through June 9, 2005, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the Plan’s financial statements for such years. During the two most recent fiscal years ended December 31, 2003 and December 31, 2002, and through June 9, 2005, there were no reportable events as described under Item 304(a) (1) (v) of Regulation S-K.

We provided Ernst & Young with a copy of the foregoing disclosures and requested from them a letter indicating whether they agree with these disclosures. A copy of their letter dated June 29, 2005, is attached as Exhibit 16.

The Westinghouse Air Brake Technologies Corporation Pension Committee appointed Freed Maxick & Battaglia, PC as the independent public accountants for the Plan for the fiscal year ended December 31, 2004. Prior to its appointment as independent accountants, Freed Maxick & Battaglia, PC had not been consulted by the registrant on any of the matters referenced in Regulation S-K, Item 304(a)(2).

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description
16	Letter of Ernst & Young LLP regarding change in certifying accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SAVINGS PLAN

By:	/s/ Scott. E. Wahlstrom
Scott E. Wahlstrom
Plan Administrator of the
Westinghouse Air Brake Technologies Corporation Savings Plan

Date: June 29, 2005

EXHIBIT INDEX

Number	Description	Method of Filing
16	Letter of Ernst & Young LLP regarding change in certifying accountants.	Filed herewith